Exhibit 99.1

RANOR, INC.

RESTATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 1998
TOGETHER WITH AUDITORS' REPORT

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Standard Automotive Corp.:

We have audited the accompanying restated balance sheet of Ranor, Inc. as of December 31, 1998, and the related restated statement of income and retained earnings and cash flows for the year ended December 31, 1998 (see Note 1). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ranor, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedule on page 6 is presented for purposes of additional analysis and is not a required part of the basic financial statements. This information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


/s/ ARTHUR ANDERSEN LLP

New York, New York
May 31, 2000

RANOR, INC.

BALANCE SHEET
AS OF DECEMBER 31, 1998

                                  ASSETS                                   Restated
                                  ------                                 -----------
CURRENT ASSETS:
  Cash and cash equivalents                                              $ 2,723,921
  Marketable securities                                                      520,321
  Accounts receivable                                                      2,635,973
  Costs and estimated earnings in excess of billings on uncompleted
    contracts                                                              1,170,786
  Inventory                                                                2,238,683
  Other                                                                          905
                                                                         -----------

            Total current assets                                           9,290,589

  Property, plant and equipment, net                                       2,908,642
                                                                         -----------

            Total assets                                                 $12,199,231
                                                                         ===========

                  LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of obligations under capital lease                     $    10,861
  Accounts payable                                                           482,152
  Accrued expenses                                                           328,206
  Billings in excess of costs and estimated earnings on
    uncompleted contracts                                                  3,810,927
                                                                         -----------

            Total current liabilities                                      4,632,146

OBLIGATIONS UNDER CAPITAL LEASE, less current portion                         27,082
OTHER                                                                         31,000
                                                                         -----------

            Total liabilities                                              4,690,228
                                                                         -----------

COMMITMENTS (Note 8)

SHAREHOLDERS' EQUITY:
   Common stock; no par value; 1,100 shares authorized, 1,000 issued
     and outstanding                                                          75,000
   Additional paid-in capital                                                 99,801
   Retained earnings                                                       7,334,202
                                                                         -----------

            Total shareholders' equity                                     7,509,003
                                                                         -----------

            Total liabilities and shareholders' equity                   $12,199,231
                                                                         ===========

The accompanying notes are an integral part of this restated balance sheet.

RANOR, INC.

STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                     Restated
                                                                   ------------

NET SALES                                                          $ 15,957,580

COST OF SALES                                                        10,355,871
                                                                   ------------

            Gross profit                                              5,601,709

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                          2,085,279
                                                                   ------------

            Income from operations                                    3,516,430
                                                                   ------------

OTHER INCOME (EXPENSE):
   Other income, net                                                    226,535
   Interest (expense)                                                    (2,920)
                                                                   ------------

            Total other income (expense)                                223,615
                                                                   ------------

            Income before provision for income taxes                  3,740,045

PROVISION FOR INCOME TAXES                                              153,000
                                                                   ------------

            NET INCOME                                                3,587,045

RETAINED EARNINGS, beginning of year                                  5,547,157

   Distributions to shareholders                                     (1,800,000)
                                                                   ------------

RETAINED EARNINGS, end of year                                     $  7,334,202
                                                                   ============

The accompanying notes are an integral part of this restated statement.

RANOR, INC.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                      Restated
                                                                    -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $ 3,587,045
  Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization                                        340,664
   Gain on sale of machinery and equipment                              (29,067)
   Deferred income taxes                                                (12,000)
   Changes in operating assets and liabilities:
     Marketable securities                                             (121,537)
     Accounts receivable                                                214,842
     Costs and estimated earnings in excess of billings on
       uncompleted contracts                                         (1,081,528)
     Inventory                                                         (514,656)
     Other                                                                 (905)
     Accounts payable                                                   (49,692)
     Accrued expenses                                                   115,217
     Billings in excess of costs and estimated earnings on
       uncompleted contracts                                            925,219
                                                                    -----------

           Net cash provided by operating activities                  3,373,602
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment                                (1,608,846)
  Proceeds from sale of machinery and equipment                          52,887
                                                                    -----------

           Net cash used in investing activities                     (1,555,959)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal repayments of obligations under capital lease                (5,226)
  Distributions to shareholders                                      (1,800,000)
                                                                    -----------

           Net cash used in financing activities                     (1,805,226)
                                                                    -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                12,417

CASH AND CASH EQUIVALENTS, beginning of year                          2,711,504
                                                                    -----------

CASH AND CASH EQUIVALENTS, end of year                              $ 2,723,921
                                                                    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid for interest                                            $     2,920
                                                                    ===========
  Cash paid for income taxes                                        $    68,864
                                                                    ===========

The accompanying notes are an integral part of this restated statement.

RANOR, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. NATURE OF BUSINESS AND RESTATEMENT OF FINANCIAL STATEMENTS

Nature of Business

Ranor, Inc. (the "Company") is a manufacturer specializing in the fabrication and machining of high tolerance steel weldments to customer specifications. The Company serves many domestic markets, including U.S. Government agencies such as National Laboratories, the Department of Defense, the Department of Energy, and the paper, pulp, maritime, aerospace, power generation and medical technology industries.

Restatement of Financial Statements

The Company has restated its previously filed 1998 financial statements. The nature of this restatement is due to a misapplication of an accounting principle
- the American Institute of Certified Public Accountant's Statement of Position 81-1 "Accounting for Performance of Construction-Type and Certain Production-Type Contracts" - ("SOP 81-1"). Accordingly, the Company believes that the 1998 financial statements, as restated, are fairly stated in accordance with the provisions of SOP 81-1.

This restatement has resulted in the following effect on net sales, net income and earnings per share for the year ended December 31, 1998:

                                                              Basic and Diluted
                                Net Sales       Net Income    Earnings Per Share
                                ---------       ----------    ------------------

      As originally reported   $ 17,713,802    $  4,024,758      $4,024.76
      Effect of restatement      (1,756,222)       (437,713)       (437.71)
                               ------------    ------------      ---------

      As restated              $ 15,957,580    $  3,587,045      $3,587.05
                               ============    ============      =========

This restatement also resulted in net sales from 1997 of approximately $862,000 being deferred into 1998 and $3,778,000 of billings in excess of costs and estimated earnings on uncompleted contracts as of December 31, 1998.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Company records revenue using either the completed contract method of accounting or the percentage of completion method of accounting, depending upon the specific nature and length of a given contract. The Company specifically evalutes the best measure of percentage of completion accounting and accordingly has determined that either the units of delivery or labor-to-labor methodology is the best indication of completion. Costs include raw materials made to specification, direct engineering and manufacturing costs, applicable overheads, and special tooling and test equipment. Revenues and earnings on uncompleted contracts are based on the Company's estimates to complete and are reviewed periodically, with adjustments recorded in the period in which the revisions are made. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Progress billings are made according to the terms of the contract.

The asset "Costs and estimated earnings in excess of billings on uncompleted contracts" represents revenue recognized in excess of amounts billed. The liability "Billings in excess of costs and estimated earnings on uncompleted contracts" represents billings in excess of revenue recognized.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

RANOR, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

Concentration of Credit Risk

Financial instruments, which subject the Company to concentrations of credit risk, consist primarily of cash and cash equivalents and trade accounts receivable. At times, the Company maintains deposits in federally insured financial institutions which may be in excess of federally insured limits of $100,000. The Company performs ongoing credit evaluations, generally does not require collateral, and establishes an allowance for doubtful accounts, if necessary, based upon factors surrounding the credit risk of customers, historical trends and other information.

For the year ended December 31, 1998, 3 customers accounted for 14%, 11% and 10% of total revenue, respectively. As of December 31, 1998, 3 customers accounted for 37%, 21% and 10% of total accounts receivable, respectively.

Fair Value of Financial Instruments

The Company follows the provisions of Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Value of Financial Instruments." This pronouncement requires that the Company calculate the fair value of financial instruments and include this additional information in the notes to financial statements when the fair value is different than the book value of those financial instruments. At December 31, 1998, the carrying value of all financial instruments approximated fair value.

Marketable Securities

The Company classifies its investments in marketable securities as "trading" in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Such securities are reported at fair value, with unrealized gains and losses included in earnings. Gains and losses on the disposition of securities are recognized on the specific identification method in the period in which they occur. As of December 31, 1998, these trading securities consisted of stock funds with an aggregate fair value of $520,321 based upon quoted market prices. For the year ended December 31, 1998, gross unrealized holding gains for these securities totaled $48,522 and are included in earnings on the statement of income.

Inventory

Inventory is comprised of raw steel purchased for future production and is stated at the lower of cost or market using the first-in, first-out method.

Property, Plant and Equipment

Property, plant, and equipment are stated at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets which are as follows:

   Building and improvements            15-35 years
   Leasehold improvements               15-25 years
   Machinery and equipment              3-10 years
   Furniture and fixtures               5-10 years

Income Taxes

The Company has elected to be taxed under Subchapter S of the Internal Revenue Code and, accordingly, is not subject to Federal income taxes and pays certain state income taxes. The shareholders include their pro-rata share of the Company's taxable income on their personal tax returns. The Company makes distributions to the shareholders for any tax liability resulting from the inclusion of the Company's taxable income in their personal income tax returns.

RANOR, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

The Company accounts for income taxes pursuant to SFAS No. 109, "Accounting For Income Taxes". This pronouncement establishes financial accounting and reporting standards for the effects of income taxes that result from the Company's activities during the current and preceding years. It requires an asset and liability approach for financial accounting and reporting for income taxes. Since the Company is taxed as a subchapter "S" corporation, the Statement has no impact on the Company's reported Federal income tax. The effect of this statement on state corporate income taxes is not material to the Company's financial statements.

Long-Lived Assets

The Company follows the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes financial accounting and reporting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed. Management has performed a review of all long-lived assets and has determined that no impairment of the respective carrying values has occurred as of December 31, 1998.

Comprehensive Income

The Company complies with the provisions of SFAS No. 130, "Reporting Comprehensive Income," which requires companies to report all changes in equity during a period, except those resulting from investment by owners and distribution to owners, in the financial statements for the period in which they are recognized. During 1998, the Company's operations did not give rise to items includable in comprehensive income which were not already included in net income. Therefore, the Company's comprehensive income is the same as its net income for the period presented.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

Costs and estimated earnings in excess of billings on uncompleted contracts consist of the following:

                                                            December 31, 1998
                                                            -----------------

      Costs incurred on uncompleted contracts                 $ 1,695,240
      Estimated earnings                                          836,751
                                                              -----------
                                                                2,531,991

      Less: Billings to date                                   (1,361,205)
                                                              -----------
                                                              $ 1,170,786
                                                              ===========

Billings in excess of costs and estimated earnings on uncompleted contracts consist of the following:

                                                           December 31, 1998
                                                           -----------------

      Costs incurred on uncompleted contracts                 $   450,983
      Estimated earnings                                          156,808
                                                              -----------
                                                                  607,791

      Less: Billings to date                                   (4,418,718)
                                                              -----------
                                                              $(3,810,927)
                                                              ===========

RANOR, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

4. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

                                                           December 31, 1998
                                                           -----------------

      Machinery and equipment                                 $ 9,320,432
      Building and improvements                                   590,442
      Leasehold improvements                                      357,490
      Furniture and fixtures                                      171,360
      Construction in progress                                  1,288,575
                                                              -----------
                                                               11,728,299

      Less: Accumulated depreciation and amortization           8,819,657
                                                              -----------
         Property, plant and equipment, net                   $ 2,908,642
                                                              ===========

During 1998, the Company began an expansion of its facility. As of December 31, 1998, the Company had incurred capital expenditures of approximately $846,000 related to the new building and had made deposits of approximately $443,000 on new equipment.

5. DEBT

Line of Credit

The Company has a line of credit with a bank, secured by substantially all Company assets. The line of credit provides for borrowings up to $1,500,000 based on a defined contractual formula. There were no amounts outstanding on the line of credit as of December 31, 1998.

Obligations Under Capital Lease

The Company leases certain equipment under capital leases. Future minimum lease payments under capital lease obligations are as follows:

             1999                                             $  10,861
             2000                                                10,861
             2001                                                10,861
             2002                                                10,861
             2003                                                 2,714
                                                              ---------
                                                                 46,158

             Less: portion attributable to interest              (8,215)
                                                              ---------
             Present value of net minimum obligation          $  37,943
                                                              =========

The Company paid $2,920 for interest related to capital leases for the year ended December 31, 1998.

6. PROFIT SHARING PLAN

The Company has a profit sharing and 401(k) savings plan covering substantially all employees with more than one year of service. Contributions to the plan are made at the discretion of the Company's Board of Directors and were $138,426 for the year ended December 31, 1998.

RANOR, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

7. RELATED PARTY TRANSACTIONS

The Company rents its building from an affiliate under common ownership. Payments to this affiliate during 1998 totaled $252,000. In the opinion of the Company's management, the transactions with this affiliate are on terms which approximate fair market value.

8. COMMITMENTS

The Company is obligated under a noncancellable operating lease covering land and facilities through 2003. Future minimum lease commitments are as follows:

   Year Ending:
      1999                                          $  252,000
      2000                                             252,000
      2001                                             252,000
      2002                                             252,000
      2003                                             252,000
                                                    ----------
          Total minimum lease payments              $1,260,000
                                                    ==========

9. SUBSEQUENT EVENT

Subsequent to December 31, 1998, the Company was sold to an unrelated third party.

                                                                      SCHEDULE 1

RANOR, INC.

CURRENT UNCOMPLETED CONTRACTS
DECEMBER 31, 1998

                                             Cumulative
                                              Cost of
                                           Earned Revenue       Estimated          Total            Estimated
                            Total             through             Costs          Estimated         Earnings at
Contract Number         Contract Price    December 31, 1998    to Complete     Contract Costs      Completion
---------------         --------------    -----------------    -----------     --------------      ----------
7000FM                   $ 3,864,005         $    77,150       $ 2,653,564       $ 2,730,714       $ 1,133,291
981000FM                   3,395,230              86,990         2,722,103         2,809,093           586,137
981100FM                   3,937,902               1,185         3,058,894         3,060,079           877,823
980900FM                   3,237,956                 724         2,911,943         2,912,667           325,289
980861FM                   2,663,624             967,648           675,808         1,643,456         1,020,168
980863FM                   1,372,968              81,442           764,705           846,147           526,821
980862FM                   1,339,748             163,061           662,781           825,842           513,906
980700FM                   1,142,000             118,976           954,939         1,073,915            68,085
980733FM                     970,656               1,573           645,919           647,492           323,164
980730FM                     970,656               4,591           642,901           647,492           323,164
980729FM                     950,304             122,637           511,326           633,963           316,341
6000FM/1                     707,000                  --           250,016           250,016           456,984
980732FM                     506,520               1,559           332,448           334,007           172,513
980731FM                     506,520               1,446           332,561           334,007           172,513
8500-03FM                    859,200             517,241           121,728           638,969           220,231
                         -----------         -----------       -----------       -----------       -----------
                         $26,424,289         $ 2,146,223       $17,241,636       $19,387,859       $ 7,036,430
                         ===========         ===========       ===========       ===========       ===========

                                             Cumulative          Cumulative               Costs and           Billings in
                         Cumulative            Revenue            Earnings                Estimated            Excess of
                          Billings           Recognized          Recognized              Earnings in           Costs and
                           through             through             through                Excess of            Estimated
Contract Number       Dcember 31, 1998    December 31, 1998    December 31, 1998           Billings             Earnings
---------------       ----------------    -----------------    -----------------         -----------          -----------
7000FM                   $   707,346         $    77,150          $        --            $        --          $   630,196
981000FM                          --              86,990                   --                 86,990                   --
981100FM                     845,932               1,185                   --                     --              844,747
980900FM                          --                 724                   --                    724                   --
980861FM                     915,621           1,564,928              597,280                649,307                   --
980863FM                     343,242             132,149               50,707                     --              211,093
980862FM                     334,937             264,532              101,471                     --               70,405
980700FM                     122,358             118,976                   --                     --                3,382
980733FM                      97,066               2,359                  786                     --               94,707
980730FM                      97,066               6,883                2,292                     --               90,183
980729FM                      95,030             183,832               61,195                 88,802                   --
6000FM/1                          --                  --                   --                     --                   --
980732FM                      50,652               2,364                  805                     --               48,288
980731FM                      50,652               2,193                  747                     --               48,459
8500-03FM                    350,554             695,517              178,276                344,963                   --
                         -----------         -----------          -----------            -----------          -----------
                         $ 4,010,456         $ 3,139,782          $   993,559            $ 1,170,786            2,041,460
                         ===========         ===========          ===========            ===========          ===========

                                                               Billings in excess of costs and estimated
                                                               earnings on all other contracts                  1,769,467
                                                                                                              -----------
                                                                                                              $ 3,810,927
                                                                                                              ===========

This schedule should be read in conjunction with the accompanying financial statements and notes thereto.